                                                              EXHIBIT 10(L)



[CHUBB LOGO]              EXECUTIVE PROTECTION POLICY





                        EXECUTIVE PROTECTION POLICY FOR:

                              LIZ CLAIBORNE, INC.











FORM 14-02-0941 (Ed. 1-92)                                         Page 1 of 5
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[CHUBB LOGO]              EXECUTIVE PROTECTION POLICY

                                      DECLARATIONS

                                      EXECUTIVE PROTECTION POLICY

                                      Policy Number 8103-53-79-F

                                      Federal Insurance Company, a stock
                                      insurance company, incorporated under
                                      the laws of Indiana, herein called the
                                      Company.

Item 1.        Parent Organization:
               LIZ CLAIBORNE, INC.

               1 CLAIBORNE AVENUE
               NORTH BERGEN, NEW JERSEY
               07047

Item 2.        POLICY PERIOD:      From 12:01 A.M. on AUGUST 11, 1994
                                   To   12:01 A.M.    AUGUST 11, 1995
                                   Local time at the address shown in Item 1.

Item 3.        Coverage Summary
               Description
               GENERAL TERMS AND CONDITIONS
               EXECUTIVE LIABILITY AND INDEMNIFICATION
               CRIME INSURANCE
               OUTSIDE DIRECTORSHIP LIABILITY


Item 4.        Termination of
               Prior Policies: 81035379-E

THE EXECUTIVE LIABILITY AND INDEMNIFICATION, FIDUCIARY LIABILITY, OUTSIDE DIRECTORSHIP LIABILITY AND EMPLOYMENT PRACTICES LIABILITY COVERAGE SECTIONS (WHICHEVER ARE APPLICABLE) ARE ALL WRITTEN ON A CLAIMS MADE BASIS. EXCEPT AS OTHERWISE PROVIDED, THESE COVERAGE SECTIONS COVER ONLY CLAIMS FIRST MADE AGAINST THE INSURED DURING THE POLICY PERIOD. PLEASE READ CAREFULLY.

In witness whereof, the Company issuing this policy has caused this policy to be signed by its authorized officers, but it shall not be valid unless also signed by a duly authorized representative of the Company.

                           FEDERAL INSURANCE COMPANY



--------------------------                     ---------------------------
        Secretary                                       President



                                               /s/ John S. Bain
      September 7, 1994                        ----------------------------
            Date                                 Authorized Representative


Form 14-02-0941 (Ed. 1-92)                                        Page 2 OF 5
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[CHUBB LOGO]                   EXECUTIVE PROTECTION POLICY

GENERAL TERMS
AND CONDITIONS

Territory                      1     Coverage shall extend anywhere in the world.

Terms and Conditions           2.    Except for the General Terms and Conditions or unless stated to the contrary in any coverage section, the terms and conditions of each coverage section of this policy apply only to that section and shall not be construed to apply to any other coverage section of this policy.

Limits of Liability and        3.    Unless stated to the contrary in any coverage section, the limits of liability and
Deductible Amounts                   deductible amounts shown for each coverage section of this policy are separate limits of liability and separate deductible amounts pertaining to the coverage section for which they are shown; the application of a deductible amount to a loss under one coverage section of this policy shall not reduce the deductible amount under any other coverage section of this policy.

Notice                         4.    Notice to the Company under this policy shall be given in writing addressed to:

                                     Notice of Claim:

                                                                 National Claims Department
                                                            Chubb Group of Insurance Companies
                                                                  15 Mountain View Road
                                                                 Warren, New Jersey 07059

                                     All Other Notices:

                                                             Executive Protection Department
                                                            Chubb Group of Insurance Companies
                                                                  15 Mountain View Road
                                                                 Warren, New Jersey 07059

                                     Such notice shall be effective on the date of receipt by the Company at such address.

Investigation                  5.    The Company may make any investigation it deems necessary and may, with
and Settlement                       the written consent of the Insured, make any settlement of a claim it deems expedient. If the Insured withholds consent to such settlement, the Company's liability for all loss on account of such claim shall not exceed the amount for which the Company could have settled such claim plus costs, charges and expenses accrued as of the date such settlement was proposed in writing by the
                                     Company to the Insured.





Form 14-02-0941 (Ed. 1-92)                                          Page 3 of 5

GENERAL TERMS
AND CONDITIONS

Valuation and                  6.      All premiums, limits, retentions, loss and other amounts under this policy are
Foreign Currency                       expressed and payable in the currency of the United States of America. Except as otherwise provided in any coverage section, if judgment is rendered, settlement is denominated or another element of loss under this policy is stated
                                       in a currency other than United States of America dollars, payment under this policy shall be made in United States dollars at the rate of exchange published in the Wall Street Journal on the date the final judgment is reached, the amount of the settlement is agreed upon or the other element of loss is due, respectively.

Subrogation                    7.      In the event of any payment under this policy, the Company shall be subrogated to the extent of such payment to all the Insured's rights of recovery, and the
                                       Insured shall execute all papers required and shall do everything necessary to secure and preserve such rights, including the execution of such documents necessary to enable the Company effectively to bring suit in the name of the
                                       Insured.

Action Against                 8.      No action shall lie against the Company unless, as a condition precedent thereto,
the Company                            there shall have been full compliance with all the terms of this policy. No person or organization shall have any right under this policy to join the Company as a party to any action against the Insured to determine the Insured's liability nor shall the Company be impleaded by the Insured or his legal representatives.
                                       Bankruptcy or insolvency of an Insured or of the estate of an Insured shall not relieve the Company of its obligations nor deprive the Company of its rights under this policy.

Authorization Clause            9.     By acceptance of this policy, the PARENT ORGANIZATION agrees to act on behalf of all Insureds with respect to the giving and receiving of notice of claim or termination, the payment of premiums and the receiving of any return premiums that may become due under this policy, the negotiation, agreement to and acceptance of endorsements, and the giving or receiving of any notice provided for in this policy (except the giving of notice to apply for the Extended Reporting
                                       Period), and the Insureds agree that the PARENT ORGANIZATION shall act on their behalf.

Alteration                      10.    No change in, modification of, or assignment of interest under this policy shall
and Assignment                         be effective except when made by a written endorsement to this policy which is signed by an authorized employee of Chubb & Son Inc.

Termination of                  11.    This policy or any coverage section shall terminate at the earliest of the following
Policy or                              times:
Coverage Section
                                       (A) sixty days after the receipt by the PARENT ORGANIZATION of a written notice of termination from the Company,

                                       (B) upon the receipt by the Company of written notice of termination from the
                                           PARENT ORGANIZATION,

FORM 14-02-0941 (Ed. 1-92)                                          Page 4 of 5
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[CHUBB LOGO]                   EXECUTIVE PROTECTION POLICY

GENERAL TERMS
AND CONDITIONS

Termination of                        (C)    upon expiration of the POLICY PERIOD as set forth in Item 2 of the
Policy or                                    Declarations of this policy, or
Coverage Section
(continued)                           (D)    at such other time as may be agreed upon by the Company and the PARENT
                                             ORGANIZATION.

                                      The Company shall refund the unearned premium computed at customary short rates if the policy or any coverage section is terminated by the PARENT ORGANIZATION.  Under any other circumstances the refund shall be computed pro rata.

Termination of                 12.    Any bonds or policies issued by the Company or its affiliates and specified in
Prior Bonds                           Item 4 of the Declarations of this policy shall terminate, if not already terminated,
or Policies                           as of the inception date of this policy. Such prior bonds or policies shall not cover any loss under the Crime or Kidnap/Ransom & Extortion coverage sections not discovered and notified to the Company prior to the inception date of this policy.

Definitions                    13.    When used in this policy:

                                      PARENT ORGANIZATION means the organization designated in Item 1 of the
                                      Declarations of this policy.

                                      POLICY PERIOD means the period of time specified in Item 2 of the Declarations of this policy, subject to prior termination in accordance with Subsection 11 above. If this period is less than or greater than one year, then the Limits of
                                      Liability specified in the Declarations for each coverage section shall be the
                                      Company's maximum limit of liability under such coverage section for the entire period.





Form 14-02-0941 (Ed. 1-92)                                         Page 5 of 5

[CHUBB LOGO]              EXECUTIVE PROTECTION POLICY

Effective date of
this endorsement: AUGUST 11, 1994

To be attached to and form part of         Company: FEDERAL INSURANCE COMPANY
Policy No. 8103-53-79-F

Issued to:  LIZ CLAIBORNE, INC.


The following is a schedule of endorsements issued with the policy at inception:


GENERAL TERMS AND CONDITIONS

  ENDORSEMENT NUMBER                             FORM NUMBER

               1                                 14-02-1323

CRIME INSURANCE

  ENDORSEMENT NUMBER                             FORM NUMBER

               1                                 14-02-0975
               2                                 14-02-0976
               3                                 14-02-0998

OUTSIDE DIRECTORSHIP LIABILITY

  ENDORSEMENT NUMBER                             FORM NUMBER

               1                                 14-02-0961
               2                                 14-02-0961





Page 1 Last page
Form 14-02-1252 (Ed. 12/92)

[CHUBB LOGO]              EXECUTIVE PROTECTION POLICY

                                                                  ENDORSEMENT

Coverage Section: GENERAL TERMS            Company: FEDERAL INSURANCE COMPANY

Effective date of                          Endorsement No: 1
this endorsement: AUGUST 11, 1994
                                           To be attached to and form part of
                                           Policy No. 8103-53-79-F

Issued to:   LIZ CLAIBORNE, INC.


                       NEW JERSEY AMENDATORY ENDORSEMENT

It is agreed that the following shall be added to Subsection 11 of the General Terms and Conditions:

Pursuant to New Jersey law, this policy cannot be terminated or nonrenewed for any underwriting reason or guideline(s) which is arbitrary, capricious or unfairly discriminatory or without adequate prior notice to the PARENT ORGANIZATION. The underwriting reasons or guidelines that the Company can use to terminate or nonrenew this policy are maintained by the Company and/or the PARENT ORGANIZATION'S lawful representative upon written request.

This provision shall not apply to any policy which has been in effect for less than 60 days of the time notice of cancellation is mailed or delivered, unless the policy is a renewal policy.


ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.


                                                   /s/ JOHN S. BAIN
                                                -------------------------
                                                Authorized Representative

                                                     September 7, 1994
                                                -------------------------
                                                           Date





Form 14-02-1323 (Ed. 3/93)

[CHUBB LOGO]              EXECUTIVE PROTECTION POLICY


                                          DECLARATIONS

                                          EXECUTIVE LIABILITY AND
                                          INDEMNIFICATION COVERAGE SECTION

Item 1.             PARENT ORGANIZATION:
                    LIZ CLAIBORNE, INC.


Item 2.             Limits of Liability:

                    (A)    Each LOSS                 $ 15,000,000.
                    (B)    Each POLICY PERIOD        $ 15,000,000.

                    Note that the limits of liability and any deductible or retention are reduced or exhausted by DEFENSE COSTS.

Item 3.             Coinsurance Percent: NONE

Item 4.             Deductible Amount:

                           Insuring Clause 2         $    500,000.

Item 5.             INSURED ORGANIZATION:
                    LIZ CLAIBORNE,INC. AND ITS SUBSIDIARIES.


Item 6.             INSURED PERSONS:
                    Any person who has been, now is, or shall become a duly elected director or a duly elected or appointed officer of the Insured Organization.

Item 7.             Extended Reporting Period:

                    (A)    Additional Premium: $210,000.
                    (B)    Additional Period:  ONE YEAR

Item 8.             Pending or Prior Date: JUNE 8, 1981

Item 9.             Continuity Date: JUNE 8, 1981

Form 14-02-0943 (Ed. 1/92)                                         Page 1 of 10

[CHUBB LOGO]                   EXECUTIVE PROTECTION POLICY


EXECUTIVE LIABILITY            In consideration of payment of the premium and subject to the Declarations, General
AND INDEMNIFICATION            Terms and Conditions, and the limitations, conditions, provisions and other terms of
COVERAGE SECTION               this coverage section, the Company agrees as follows:

INSURING CLAUSES

Executive                      1.   The Company shall pay on behalf of each of the INSURED PERSONS all LOSS for
Liability Coverage                  which the INSURED PERSON is not indemnified by the INSURED ORGANIZATION and
Insuring Clause 1                   which the INSURED PERSON becomes legally obligated to pay on account of any
                                    CLAIM first made against him, individually or otherwise, during the POLICY PERIOD or, if exercised, during the Extended Reporting Period, for a WRONGFUL ACT committed, attempted, or allegedly committed or attempted by such INSURED
                                    PERSON before or during the POLICY PERIOD.

Executive                      2.   The Company shall pay on behalf of the INSURED ORGANIZATION all LOSS for
Indemnification                     which the INSURED ORGANIZATION grants indemnification to each INSURED
Coverage                            PERSON, as permitted or required by law, which the INSURED PERSON has
Insuring Clause 2                   become legally obligated to pay on account of any CLAIM first made against him, individually or otherwise, during the POLICY PERIOD or, if exercised, during the
                                    Extended Reporting Period, for a WRONGFUL ACT committed, attempted, or allegedly committed or attempted by such INSURED PERSON before or during THE
                                    POLICY PERIOD.

ESTATES AND LEGAL              3.   Subject otherwise to the General Terms and Conditions and the limitations,
REPRESENTATIVES                     conditions, provisions and other terms of this coverage section, coverage shall extend to CLAIMS for the WRONGFUL ACTS of INSURED PERSONS made against the estates, heirs, legal representatives or assigns of INSURED PERSONS who are deceased or against the legal representatives or assigns of INSURED PERSONS who are incompetent, insolvent or bankrupt.

EXTENDED                       4.   If the Company terminates or refuses to renew this coverage section other than
REPORTING PERIOD                    for nonpayment of premium, the PARENT ORGANIZATION and the INSURED
                                    PERSONS shall have the right, upon payment of the additional premium set forth in Item 7(A) of the Declarations for this coverage section, to an extension of the coverage granted by this coverage section for the period set forth in Item 7(B)
                                    of the Declarations for this coverage section (Extended Reporting Period)
                                    following the effective date of termination or nonrenewal, but only for any
                                    WRONGFUL ACT committed, attempted, or allegedly committed or attempted, prior to the effective date of termination or nonrenewal. This right of extension shall lapse unless written notice of such election, together with payment of the additional premium due, is received by the Company within 30 days following the effective date of termination or nonrenewal. Any CLAIM made during the
                                    Extended Reporting Period shall be deemed to have been made during the immediately preceding POLICY PERIOD.

                                    If the PARENT ORGANIZATION terminates or declines to accept renewal, the
                                    Company may, if requested, at its sole option, grant an Extended Reporting
                                    Period. The offer of renewal terms and conditions or premiums different from those in effect prior to renewal shall not constitute refusal to renew.



Form 14-02-0943 (Ed. 1/92)                                          Page 2 of 10

EXCLUSIONS

Exclusions Applicable          5.   The Company shall not be liable for LOSS on account of any CLAIM made against
to Insuring                         any INSURED PERSON:
Clauses 1 and 2
                                    (a)    based upon, arising from, or in consequence of any circumstance if written notice of such circumstance has been given under any policy or coverage section of which this coverage section is a renewal or replacement and if such prior policy or coverage section affords coverage (or would afford such coverage except for the exhaustion of its limits of liability) for such
                                           LOSS, in whole or in part, as a result of such notice;

                                    (b)    based upon, arising from, or in consequence of any demand, suit or other proceeding pending, or order, decree or judgement entered against any INSURED on or prior to the
                                           Pending or Prior Date set forth in Item 8 of the Declarations for this coverage section, or the same or any substantially similar fact, circumstance or situation underlying or alleged therein;

                                    (c)    brought or maintained by or on behalf of any INSURED except:
                                           (i)    a CLAIM that is a derivative action brought or maintained on behalf of an INSURED
                                                  ORGANIZATION by one or more persons who are not INSURED PERSONS and who bring and maintain the CLAIM without the solicitation, assistance or participation of any
                                                  INSURED,
                                           (ii)   a CLAIM brought or maintained by an INSURED PERSON for the actual or alleged wrongful termination of the INSURED PERSON, or
                                           (iii)  a CLAIM brought or maintained by an INSURED PERSON for contribution or indemnity, if the CLAIM directly results from another CLAIM covered under this coverage section;

                                    (d)    for an actual or alleged violation of the responsibilities, obligations or duties imposed by the Employee Retirement Income Security Act of 1974 and amendments thereto or similar provisions of any federal, state or local statutory law or common law upon fiduciaries of any pension, profit sharing, health and welfare or other employee benefit plan or trust established or maintained for the purpose of providing benefits to employees of an
                                           INSURED ORGANIZATION;

                                    (e)    for bodily injury, mental or emotional distress, sickness, disease or death of any person or damage to or destruction of any tangible property including loss of use thereof; or

                                    (f)    based upon, arising from, or in consequence of (i) the actual, alleged or threatened discharge, release, escape or disposal of POLLUTANTS into or on real or personal property, water or the atmosphere; or (ii) any direction or request that the INSURED test for, monitor, clean up, remove, contain, treat, detoxify or neutralize POLLUTANTS, or any voluntary decision to do so; including but not limited to any CLAIM for financial loss to the INSURED ORGANIZATION, its security holders or its creditors based upon, arising from, or in consequence of the matters described in (i) or (ii)
                                           of this exclusion.





Form 14-02-0943 (Ed. 1/92)                                         Page 3 of 10

[CHUBB LOGO]                   EXECUTIVE PROTECTION POLICY


EXCLUSIONS
(continued)

Exclusions Applicable          6.   The Company shall not be liable under Insuring Clause 1 for LOSS on account
to Insuring                         of any CLAIM made against any INSURED PERSON:
Clause 1 Only
                                    (a)    for an accounting of profits made from the purchase or sale by such INSURED PERSON of securities of the INSURED ORGANIZATION within the meaning of Section 16 (b) of the
                                           Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law or common law;

                                    (b)    based upon, arising from, or in consequence of any deliberately fraudulent act or omission or any willful violation of any statute or regulation by such INSURED PERSON, if a judgement or other final adjudication adverse to the INSURED PERSON establishes such a deliberately fraudulent act or omission or willful violation; or

                                    (c)    based upon, arising from, or in consequence of such INSURED PERSON having gained in fact any personal profit, remuneration or advantage to which such INSURED PERSON was not legally entitled.

Severability                   7.   With respect to the Exclusions in Subsections 5 and 6 of this coverage section,
of Exclusions                       no fact pertaining to or knowledge possessed by any INSURED PERSON shall be imputed to any other INSURED PERSON to determine if coverage is available.

LIMIT OF LIABILITY,            8.   For the purposes of this coverage section, all LOSS arising out of the same
DEDUCTIBLE AND                      WRONGFUL ACT and all INTERRELATED WRONGFUL ACTS of any INSURED PERSON shall
COINSURANCE                         be deemed one LOSS, and such LOSS shall be deemed to have originated in the earliest POLICY PERIOD in which a CLAIM is first made against any INSURED
                                    PERSON alleging any such WRONGFUL ACT or INTERRELATED WRONGFUL ACTS.

                                    The Company's maximum liability for each LOSS, whether covered under
                                    Insuring Clause 1 or Insuring Clause 2 or both, shall be the Limit of Liability for each LOSS set forth in Item 2(A) of the Declarations for this coverage section.
                                    The Company's maximum aggregate liability for all LOSS on account of all
                                    CLAIMS first made during the same POLICY PERIOD, whether covered under
                                    Insuring Clause 1 or Insuring Clause 2 or both, shall be the Limit of Liability for each POLICY PERIOD set forth in Item 2(B) of the Declarations for this coverage section.

                                    The Company's liability under Insuring Clause 2 shall apply only to that part of each LOSS which is excess of the Deductible Amount set forth in Item 4 of the
                                    Declarations for this coverage section and such Deductible Amount shall be borne by the INSUREDS uninsured and at their own risk.

                                    If a single LOSS is covered in part under Insuring Clause 1 and in part under
                                    Insuring Clause 2, the Deductible Amount applicable to the LOSS shall be the
                                    Insuring Clause 2 deductible set forth in Item 4 of the Declarations for this coverage section.




Form 14-02-0943 (Ed. 1/92)                                         Page 4 of 10

LIMIT OF LIABILITY,                  With respect to all LOSS (excess of the applicable Deductible Amount) originating
DEDUCTIBLE AND                       in any one POLICY PERIOD, the INSUREDS shall bear uninsured and at their own
COINSURANCE                          risk that percent of all such LOSS specified as the Coinsurance Percent in Item
(continued)                          3 of the Declarations for this coverage section, and the Company's liability hereunder shall apply only to the remaining percent of all such LOSS.


                                     Any LOSS covered in whole or in part by this coverage section and the Employment Practices
                                     Liability coverage section of this policy (if purchased) shall be subject to the limits of liability, deductible and coinsurance percent applicable to such other coverage section;
                                     provided, however, if any limit of liability applicable to such other coverage section is exhausted with respect to such LOSS, any remaining portion of such LOSS otherwise covered by this coverage section shall be subject to the Limits of Liability and Coinsurance Percent applicable to this coverage section, as reduced by the amount of such LOSS otherwise covered by this coverage section which is paid by the Company pursuant to such other coverage section.

                                     For purposes of this Subsection 8 only, the Extended Reporting Period, if exercised, shall be part of and not in addition to the immediately preceding POLICY PERIOD.



PRESUMPTIVE                    9.   If the INSURED ORGANIZATION:
INDEMNIFICATION
                                    (a)    fails or refuses, other than for reason of FINANCIAL IMPAIRMENT, to indemnify the INSURED
                                           PERSON for LOSS; and

                                    (b)    is permitted or required to indemnify the INSURED PERSON for such LOSS pursuant to:

                                           (i)  the by-laws or certificate of incorporation of the INSURED ORGANIZATION in effect at the inception of this coverage section, or

                                           (ii) any subsequently amended or superseding by-laws or certificate of incorporation of the INSURED ORGANIZATION provided, however, that such amended or superseding by-laws or certificate of incorporation expand or broaden, and do not restrict or in any way limit, the INSURED ORGANIZATION'S ability to indemnify the INSURED PERSON;

                                    then, notwithstanding any other conditions, provisions or terms of this coverage section to the contrary, any payment by the Company of such LOSS shall be subject to (i) the Insuring Clause 2
                                    Deductible Amount set forth in Item 4 of the Declarations for this coverage section, and
                                    (ii) all of the Exclusions set forth in Subsections 5 and 6 of this coverage section.

                                    For purposes of this Subsection 9, the shareholder and board of director resolutions of the
                                    INSURED ORGANIZATION shall be deemed to provide indemnification for such LOSS to the fullest extent permitted by such by-laws or certificate of incorporation.





Form 14-02-0943 (Ed. 1/92)                                          Page 5 of 10

[CHUBB LOGO]                   EXECUTIVE PROTECTION POLICY

REPORTING                      10.  The INSUREDS shall, as a condition precedent to exercising their rights under this
AND NOTICE                          coverage section, give to the Company written notice as soon as practicable of any
                                    CLAIM made against any of them for a WRONGFUL ACT.

                                    If during the POLICY PERIOD or Extended Reporting Period (if exercised) an
                                    INSURED becomes aware of circumstances which could give rise to a CLAIM and gives written notice of such circumstance(s) to the Company, then any CLAIMS subsequently arising from such circumstances shall be considered to have been made during the POLICY PERIOD or the Extended Reporting Period in which the circumstances were first reported to the Company.

                                    The INSUREDS shall, as a condition precedent to exercising their rights under this coverage section, give to the Company such information and cooperation as it may reasonably require, including but not limited to a description of the CLAIM or circumstances, the nature of the alleged WRONGFUL ACT, the nature of the alleged or potential damage, the names of actual or potential claimants, and the manner in which the INSURED first became aware of the CLAIM or circumstances.

DEFENSE AND                    11.  Subject to this Subsection, it shall be the duty of the INSURED PERSONS and not
SETTLEMENT                          the duty of the Company to defend CLAIMS made against the INSURED PERSONS.

                                    The INSUREDS agree not to settle any CLAIM, incur any DEFENSE COSTS or otherwise assume any contractual obligation or admit any liability with respect to any CLAIM without the Company's written consent, which shall not be unreasonably withheld. The Company shall not be liable for any settlement,
                                    DEFENSE COSTS, assumed obligation or admission to which it has not consented.

                                    The Company shall have the right and shall be given the opportunity to effectively associate with the INSUREDS in the investigation, defense and settlement, including but not limited to the negotiation of a settlement, of any
                                    CLAIM that appears reasonably likely to be covered in whole or in part by this coverage section.

                                    The INSUREDS agree to provide the Company with all information, assistance and cooperation which the Company reasonably requests and agree that in the event of a CLAIM the INSUREDS will do nothing that may prejudice the Company's position or its potential or actual rights of recovery.

                                    DEFENSE COSTS are part of and not in addition to the Limits of Liability set forth in Item 2 of the Declarations for this coverage section, and the payment by the
                                    Company of DEFENSE COSTS reduces such Limits of Liability.

ALLOCATION                     12.  If both LOSS covered by this coverage section and loss not covered by this coverage section are incurred, either because a CLAIM against the INSURED
                                    PERSONS includes both covered and uncovered matters or because a CLAIM is made against both an INSURED PERSON and others, including the INSURED
                                    ORGANIZATION, the INSUREDS and the Company shall use their best efforts to agree upon a fair and proper allocation of such amount between covered LOSS and uncovered loss.




Form 14-02-0943 (Ed. 1/92)                                        Page 6 of 10

ALLOCATION                     If the INSUREDS and the Company agree on an allocation of DEFENSE COSTS, the
(continued)                    Company shall advance on a current basis DEFENSE COSTS allocated to the covered LOSS.  If the
                               INSUREDS and the Company cannot agree on an allocation:

                               (a)  no presumption as to allocation shall exist in any arbitration, suit or other proceeding;

                               (b)  the Company shall advance on a current basis DEFENSE COSTS which the Company believes to be covered under this coverage section until a different allocation is negotiated, arbitrated or judicially determined; and

                               (c)  the Company, if requested by the INSUREDS, shall submit the dispute to binding arbitration.  The rules of the American Arbitration Association shall apply except with respect to the selection of the arbitration panel, which shall consist of one arbitrator selected by the
                                    INSUREDS, one arbitrator selected by the Company, and a third independent arbitrator selected by the first two arbitrators.

                               Any negotiated, arbitrated or judicially determined allocation of DEFENSE COSTS on account of a
                               CLAIM shall be applied retroactively to all DEFENSE COSTS on account of such CLAIM, notwithstanding any prior advancement to the contrary.  Any allocation or advancement of DEFENSE COSTS on account of a CLAIM shall not apply to or create any presumption with respect to the allocation of other LOSS on account of such CLAIM.

OTHER                          13.  If any LOSS arising from any CLAIM made against any INSURED PERSONS is
INSURANCE                           insured under any other valid policy(ies), prior or current, then this coverage section shall cover such LOSS, subject to its limitations, conditions, provisions and other terms, only to the extent that the amount of such LOSS is in excess of the amount of payment from such other insurance whether such other insurance is stated to be primary, contributory, excess, contingent or otherwise, unless such other insurance is written only as specific excess insurance over the
                                    Limits of Liability provided in this coverage section.


CHANGES IN
EXPOSURE

Acquisition or                 14.  If the INSURED ORGANIZATION (i) acquires securities or voting rights in another
Creation of                         organization or creates another organization, which as a result of such
Another Organization                acquisition or creation becomes a SUBSIDIARY, or (ii) acquires any organization by merger into or consolidation with an INSURED ORGANIZATION, such organization and its INSURED PERSONS shall be INSUREDS under this coverage section but only with respect to WRONGFUL ACTS committed, attempted, or allegedly committed or attempted, after such acquisition or creation unless the
                                    Company agrees, after presentation of a complete application and all appropriate information, to provide coverage by endorsement for WRONGFUL ACTS committed, attempted, or allegedly committed or attempted, by such INSURED PERSONS prior to such acquisition or creation.





Form 14-02-0943 (Ed. 1/92)                                          Page 7 of 10

[CHUBB LOGO]                   EXECUTIVE PROTECTION POLICY

CHANGES IN
EXPOSURE

Acquisition or                      If the fair value of all cash, securities, assumed indebtedness and other
Creation of                         consideration paid by the INSURED ORGANIZATION for any such acquisition or
Another Organization                creation exceeds 10% of the total assets of the PARENT ORGANIZATION as
(continued)                         reflected in the PARENT ORGANIZATION'S most recent audited consolidated financial statements, the PARENT ORGANIZATION shall give written notice of such acquisition or creation to the Company as soon as practicable together with such information as the Company may require and shall pay any reasonable additional premium required by the Company.

Acquisition of Parent          15.  If (i) the PARENT ORGANIZATION merges into or consolidates with another
Organization by                     organization, or (ii) another organization or person or group of organizations
Another Organization                and/or persons acting in concert acquires securities or voting rights which result in ownership or voting control by the other organization(s) or person(s) of more than 50% of the outstanding securities representing the present right to vote for the election of directors of the PARENT ORGANIZATION, coverage under this coverage section shall continue until termination of this coverage section, but only with respect to CLAIMS for WRONGFUL ACTS committed, attempted, or allegedly committed or attempted, by INSURED PERSONS prior to such merger, consolidation or acquisition. The PARENT ORGANIZATION shall give written notice of such merger, consolidation or acquisition to the Company as soon as practicable together with such information as the Company may require.

Cessation of                   16.  In the event an organization ceases to be a SUBSIDIARY before or after the
Subsidiaries                        Inception Date of this coverage section, coverage with respect to such
                                    SUBSIDIARY and its INSURED PERSONS shall continue until termination of this coverage section but only with respect to CLAIMS for WRONGFUL ACTS committed, attempted or allegedly committed or attempted prior to the date such organization ceased to be a SUBSIDIARY.

REPRESENTATIONS                17.  In granting coverage to any one of the INSUREDS, the Company has relief upon
AND SEVERABILITY                    the declarations and statements in the written application for this coverage section and upon any declarations and statements in the original written application submitted to another insurer in respect of the prior coverage incepting as of the Continuity Date set forth in Item 9 of the Declarations for this coverage section. All such declarations and statements are the basis of such coverage and shall be considered as incorporated in and constituting part of this coverage section.

                                    Such written application(s) for coverage shall be construed as a separate application for coverage by each of the INSURED PERSONS. With respect to the declarations and statements contained in such written application(s) for coverage, no statement in the application or knowledge possessed by any
                                    INSURED PERSON shall be imputed to any other INSURED PERSON for the purpose of determining if coverage is available.





Form 14-02-0943 (Ed. 1/92)                                          Page 8 of 10

DEFINITIONS                    18.  When used in this coverage section:

                                    CLAIM means:

                                    (i)    a written demand for monetary damages,

                                    (ii)   a civil proceeding commenced by the service of a complaint or similar pleading,

                                    (iii)  a criminal proceeding commenced by a return of an indictment, or

                                    (iv)   a formal administrative or regulatory proceeding commenced by the filing of a notice of charges, formal investigative order or similar document,

                                    against any INSURED PERSON for a WRONGFUL ACT, including any appeal therefrom.

                                    DEFENSE COSTS means that part of LOSS consisting of reasonable costs, charges, fees (including but not limited to attorneys' fees and experts' fees) and expenses (other than regular or overtime wages, salaries or fees of the directors. officers or employees of the INSURED
                                    ORGANIZATION) incurred in defending or investigating CLAIMS and the premium for appeal, attachment or similar bonds.

                                    FINANCIAL IMPAIRMENT means the status of the INSURED ORGANIZATION resulting from (i) the appointment by any state or federal official, agency or court of any receiver, conservator, liquidator, trustee, rehabilitator or similar official to take control of, supervise, manage or liquidate the INSURED ORGANIZATION, or (ii) THE INSURED ORGANIZATION becoming a debtor in possession.

                                    INSURED, either in the singular or plural, means the INSURED ORGANIZATION and any INSURED
                                    PERSON.

                                    INSURED CAPACITY means the position or capacity designated in Item 6 of the Declarations for this coverage section hold by any INSURED PERSON but shall not include any position or capacity in any organization other than the INSURED ORGANIZATION, even if the INSURED
                                    ORGANIZATION directed or requested THE INSURED PERSON to serve in such other position or capacity.

                                    INSURED ORGANIZATION means, collectively, those organizations designated in Item 5 of the
                                    Declarations for this coverage section.

                                    INSURED PERSON, either in the singular or plural, means any one or more of those persons designated in Item 6 of the Declarations for this coverage section.

                                    INTERRELATED WRONGFUL ACTS means all causally connected WRONGFUL ACTS.

                                    LOSS means the total amount which any INSURED PERSON becomes legally obligated to pay on account of each CLAIM and for all CLAIMS in each POLICY PERIOD and the Extended Reporting Period, if exercised, made against them for WRONGFUL ACTS for which coverage applies, including, but not limited to, damages, judgements, settlements, costs and DEFENSE COSTS. LOSS does not include
                                    (i) any amount not indemnified by the INSURED ORGANIZATION for which the INSURED PERSON is absolved from payment by reason of any covenant, agreement or court order, (ii) any amount incurred by the INSURED ORGANIZATION (including its board of directors or any committee of the board of directors) in connection with the investigation or evaluation of any CLAIM or potential CLAIM by or on behalf of the INSURED ORGANIZATION, (iii) fines or penalties imposed by law or the multiple portion of any multiplied damage award, or (iv) matters uninsurable under the law pursuant to which this coverage section is construed.





Form 14-02-0943 (Ed. 1/92)                                         Page 9 of 10

[CHUBB LOGO]              EXECUTIVE PROTECTION POLICY

DEFINITIONS                    POLLUTANTS means any substance located anywhere in the world exhibiting any hazardous characteristics as defined by, or identified on a list of hazardous substances issued by, the United States Environmental Protection Agency or a state, county, municipality or locality counterpart thereof.  Such substances shall include, without limitation, solids, liquids, gaseous or thermal irritants, contaminants or smoke, vapor, soot, fumes, acids, alkalis, chemicals or waste materials.  POLLUTANTS shall also mean any other air emission, odor, waste water, oil or oil products, infectious or medical waste, asbestos or asbestos products and any noise.

                               SUBSIDIARY, either in the singular or plural, means any organization in which more than 50% of the outstanding securities or voting rights representing the present right to vote for election of directors is owned or controlled, directly or indirectly, in any combination, by one or more INSURED
                               ORGANIZATIONS.

                               WRONGFUL ACT means any error, misstatement, misleading statement, act, omission, neglect, or breach of duty committed, attempted, or allegedly committed or attempted, by an INSURED PERSON, individually or otherwise, in his INSURED CAPACITY, or any matter claimed against him solely by reason of his serving in such INSURED CAPACITY.





Form 14-02-0943 (Ed. 1/92)                                         Page 10 of 10

[CHUBB LOGO]              EXECUTIVE PROTECTION POLICY

                                                 DECLARATIONS

                                                 OUTSIDE DIRECTORSHIP LIABILITY
                                                 COVERAGE SECTION

Item 1.             PARENT ORGANIZATION:
                    LIZ CLAIBORNE, INC.


Item 2.             Limits of Liability:

                    (A)  Each LOSS                               $ 15,000,000.
                    (B)  Each POLICY PERIOD                      $ 15,000,000.

                    Note that the limits of liability and any deductible or retention are reduced or exhausted by
                    DEFENSE COSTS.

Item 3.             Coinsurance Percent: NONE

Item 4.             Deductible Amount:
                           Insuring Clause 2                     $    500,000.

Item 5.             INSURED ORGANIZATION:
                    LIZ CLAIBORNE, INC.  AND ITS SUBSIDIARIES.

Item 6.             INSURED PERSONS:
                    With regard to A Non-Profit Outside Entity, any person who has been, now is or shall become a duly elected director, a duly elected or appointed officer, or an employee of the Insured Organization.  With regard to any
                    Scheduled Outside Entity, any individual listed on a Scheduled Outside Entity Endorsement.

Item 7.             Extended Reporting Period:

                    (A)      Additional Premium:                      $8,750.
                    (B)      Additional Period:                       ONE YEAR

Item 8.             Pending or Prior Date: JUNE 8, 1981
Item 9.             Continuity Date: JUNE 8, 1981

Form 14-02-0951 (ED. 1-92)                                          Page 1 of 10

[CHUBB LOGO]                   EXECUTIVE PROTECTION POLICY


OUTSIDE DIRECTORSHIP           In consideration of payment of the premium and subject to the Declarations, General
LIABILITY COVERAGE             Terms and Conditions, and the limitations, conditions, provisions and other terms of
SECTION                        this coverage section, the Company agrees as follows:


INSURING CLAUSES

Outside Directorship           1.   The Company shall pay on behalf of each of the INSURED PERSONS who serve
Liability Coverage                  in an OUTSIDE DIRECTORSHIP all LOSS for which the INSURED PERSON is not
Insuring Clause 1                   indemnified by the INSURED ORGANIZATION or the OUTSIDE ENTITY and which the
                                    INSURED PERSON becomes legally obligated to pay on account of any CLAIM first made against him, individually or otherwise, during the POLICY PERIOD or, if exercised, during the Extended Reporting Period, for a WRONGFUL ACT committed, attempted, or allegedly committed or attempted by such INSURED PERSON before or during the POLICY PERIOD.

Outside Directorship           2.   The Company shall pay on behalf of the INSURED ORGANIZATION all LOSS (i) for
Indemnification Coverage            which the INSURED ORGANIZATION grants indemnification, as permitted or
Insuring Clause 2                   required by law, to each INSURED PERSON who serves in an OUTSIDE
                                    DIRECTORSHIP, (ii) for which the INSURED PERSON is not indemnified by the
                                    OUTSIDE ENTITY, and (iii) which the INSURED PERSON has become legally obligated to pay on account of any CLAIM first made against him, individually or otherwise, during the POLICY PERIOD or, if exercised, during the Extended
                                    Reporting Period for a WRONGFUL ACT committed, attempted, or allegedly committed or attempted by such INSURED PERSON before or during the POLICY
                                    PERIOD.

ESTATES AND LEGAL              3.   Subject otherwise to the General Terms and Conditions and the limitations,
REPRESENTATIVES                     conditions, provisions and other terms of this coverage section, coverage shall extend to CLAIMS for the WRONGFUL ACTS of INSURED PERSONS made against the estates, heirs, legal representatives or assigns of INSURED PERSONS who are deceased or against the legal representatives or assigns of INSURED PERSONS who are incompetent, insolvent or bankrupt.

EXTENDED                       4.   If the Company terminates or refuses to renew this coverage section other than
REPORTING PERIOD                    for nonpayment of premium, the PARENT ORGANIZATION and the INSURED
                                    PERSONS shall have the right, upon payment of the additional premium set forth in Item 7(A) of the Declarations for this coverage section, to an extension of the coverage granted by this coverage section for the period set forth in Item 7(B)
                                    of the Declarations for this coverage section (Extended Reporting Period)
                                    following the effective date of termination or nonrenewal, but only for any
                                    WRONGFUL ACT committed, attempted, or allegedly committed or attempted, prior to the effective date of termination or nonrenewal. This right of extension shall lapse unless written notice of such election, together with payment of the additional premium due, is received by the Company within 30 days following the effective date of termination or nonrenewal. Any CLAIM made during the
                                    Extended Reporting Period shall be deemed to have been made during the immediately preceding POLICY PERIOD.

                                    If the PARENT ORGANIZATION terminates or declines to accept renewal, the
                                    Company may, if requested, at its sole option, grant an Extended Reporting
                                    Period. The offer of renewal terms and conditions or premiums different from those in effect prior to renewal shall not constitute refusal to renew.

Form 14-02-0951 (Ed. 1-92)                                          Page 2 of 10

EXCLUSIONS

Exclusions                     5.   The Company shall not be liable for LOSS on account of any CLAIM made against
Applicable to                       any INSURED PERSON:
Insuring Clauses 1 and 2
                                    (a)    based upon, arising from, or in consequence of any circumstance if written notice of such circumstance has been given under any policy or coverage section of which this coverage section is a renewal or replacement and if such prior policy or coverage section affords coverage (or would afford such coverage except for the exhaustion of its limits of liability) for such
                                           LOSS, in whole or in part, as a result of such notice.

                                    (b)    based upon, arising from, or in consequence of any demand, suit or other proceeding pending, or order, decree or judgment entered against any INSURED PERSON on or prior to:

                                           (i)    the Pending or Prior Date set forth in Item 8 of the Declarations for this coverage section with respect to OUTSIDE DIRECTORSHIPS in a NON-PROFIT OUTSIDE
                                                  ENTITY;

                                           (ii)   the Pending or Prior Date set forth in the Scheduled Outside Entity Endorsement hereto with respect to OUTSIDE DIRECTORSHIPS in a SCHEDULED OUTSIDE ENTITY,

                                           or the same or any substantially similar fact, circumstance or situation underlying or alleged therein;

                                    (c)    brought or maintained by or on behalf of any INSURED, the OUTSIDE ENTITY, or one or more of the OUTSIDE ENTITY'S directors, officers, trustees, governors or equivalent executives, except:

                                           (i)    a CLAIM that is a derivative action brought and maintained on behalf of an INSURED
                                                  ORGANIZATION by one or more persons who are not INSURED PERSONS and who bring and maintain the CLAIM without the solicitation, assistance or participation of any INSURED; or

                                           (ii)   a CLAIM that is a derivative action brought and maintained on behalf of the
                                                  OUTSIDE ENTITY by one or more persons who are not directors, officers, trustees, governors or equivalent executives of the OUTSIDE ENTITY and who bring and maintain the CLAIM without the solicitation, assistance or participation of the OUTSIDE ENTITY or any director, officer, trustee, governor or equivalent executive thereof;

                                    (d)    for an actual or alleged violation of the responsibilities, obligations or duties imposed by the Employee Retirement Income Security Act of 1974 and amendments thereto or similar provisions of any federal, state or local statutory law or common law upon fiduciaries of any pension, profit sharing, health and welfare or other employee benefit plan or trust established or maintained for the purpose of providing benefits to employees of any OUTSIDE ENTITY;

                                    (e)    for bodily injury, mental or emotional distress, sickness, disease or death of any person or damage to or destruction of any tangible property including loss of use thereof;




Form 14-02-0951 (Ed. 1-92)                                          Page 3 of 10

[CHUBB LOGO]                   EXECUTIVE PROTECTION POLICY

EXCLUSIONS

Exclusions                          (f)  based upon, arising from, or in consequence of (i) the actual, alleged or
Applicable to                            threatened discharge, release, escape or disposal of POLLUTANTS into or on
Insuring Clauses 1 and 2                 real or personal property, water or the atmosphere; or (ii) any direction or
(continued)                              request that the INSURED or OUTSIDE ENTITY test for, monitor, clean up, remove, contain, treat, detoxify or neutralize POLLUTANTS, or any voluntary decision to do so; including but not limited to any CLAIM for financial loss to the INSURED ORGANIZATION, the OUTSIDE ENTITY, or any security holders or creditors thereof based upon, arising from, or in consequence of the matters described in (i) or (ii) of this Exclusion; or

                                    (g)  for WRONGFUL ACTS committed, attempted or allegedly committed or attempted after the date such INSURED PERSON ceases to serve in the OUTSIDE DIRECTORSHIP.

Exclusions                     6.   The Company shall not be liable under Insuring Clause 1 for LOSS on account
Applicable to                       of any CLAIM made against any INSURED PERSON:
Insuring Clause 1 Only
                                    (a)  for an accounting of profits made from the purchase or sale by such
                                         INSURED PERSON of securities of the INSURED ORGANIZATION or the OUTSIDE
                                         ENTITY within the meaning of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law or common law;

                                    (b)  based upon, arising from, or in consequence of any deliberately fraudulent act or omission or any willful violation of any statute or regulation by such INSURED PERSON, if a judgment or other final adjudication adverse to the INSURED PERSON establishes such a deliberately fraudulent act or omission or willful violation; or

                                    (c)  based upon, arising from, or in consequence of such INSURED PERSON having gained in fact any personal profit, remuneration or advantage to which such INSURED PERSON was not legally entitled.

Severability                   7.   With respect to the Exclusions in Subsections 5 and 6 of this coverage section,
of Exclusions                       no fact pertaining to or knowledge possessed by any INSURED PERSON shall be imputed to any other INSURED PERSON to determine if coverage is available.


LIMIT OF LIABILITY,            8.   For the purposes of this coverage section, all LOSS arising out of the same
DEDUCTIBLE and                      WRONGFUL ACT and all INTERRELATED WRONGFUL ACTS of any INSURED PERSON shall
COINSURANCE                         be deemed one LOSS, and such LOSS shall be deemed to have originated in the earliest POLICY PERIOD in which a CLAIM is first made against any INSURED
                                    PERSON alleging any such WRONGFUL ACTS or INTERRELATED WRONGFUL ACTS.

                                    The Company's maximum liability for each LOSS, whether covered under
                                    Insuring Clause 1 or Insuring Clause 2 or both, shall be the Limit of Liability for
                                    Each Loss set forth in Item 2(A) of the Declarations for this coverage section.
                                    The Company's maximum aggregate liability for all LOSS on account of all
                                    CLAIMS first made during the same POLICY PERIOD, whether covered under
                                    Insuring Clause 1 or Insuring Clause 2 or both, shall be the Limit of Liability for each POLICY PERIOD set forth in Item 2(B) of the Declarations for this coverage section.

Form 14-02-0951 (Ed. 1-92)                                        Page 4 of 10

LIMIT OF LIABILITY,                  The Company's liability under Insuring Clause 2 shall apply only to that part of
DEDUCTIBLE AND                       each LOSS which is excess of the Deductible Amount set forth in Item 4 of the
COINSURANCE                          Declarations for this coverage section and such Deductible Amount shall be
(continued)                          borne by the INSUREDS uninsured and at their own risk.

                                     If a single LOSS is covered in part under Insuring Clause 1 and in part under Insuring Clause
                                     2, the Deductible Amount applicable to such LOSS shall be the Insuring Clause 2 deductible set forth in Item 4 of the Declarations for this coverage section.

                                     With respect to all LOSS (excess of the applicable Deductible Amount) originating in any one
                                     POLICY PERIOD, the INSUREDS shall bear uninsured and at their own risk that percent of all such
                                     LOSS specified as the Coinsurance Percent in Item 3 of the Declarations for this coverage section and the Company's liability hereunder shall apply only to the remaining percent of all such LOSS.

                                     For purposes of this Subsection 8 only, the Extended Reporting Period, if exercised, shall be part of and not in addition to the immediately preceding POLICY PERIOD.

                                     If the Company or any of its subsidiaries or affiliated companies makes payment under another policy or another coverage section of this policy on account of any CLAIM also covered under this coverage section, the Limit of Liability for this coverage section with respect to such
                                     CLAIM shall be reduced by the amount of such payment.

PRESUMPTIVE                    9.   If the INSURED ORGANIZATION:
INDEMNIFICATION
                                    (a)    fails or refuses, other than for reason of FINANCIAL IMPAIRMENT, to indemnify the INSURED PERSON for LOSS; and

                                    (b)    is permitted or required to indemnify the INSURED PERSON for such LOSS to the fullest extent permitted or required by law,

                                    then, notwithstanding any other conditions, provisions or terms of this coverage section to the contrary, any payment by the Company of such LOSS shall be subject to (i) the Insuring Clause 2
                                    Deductible Amount set forth in item 4 of the Declarations for this coverage section and (ii) all of the Exclusions set forth in Subsections 5 and 6 of this coverage section.

                                    For purposes of this Subsection 9, the shareholder and board of director resolutions of the
                                    INSURED ORGANIZATION shall be deemed to provide indemnification for such LOSS to the fullest extent permitted or required by law.

REPORTING                      10.  The INSUREDS shall, as a condition precedent to exercising their rights under this
AND NOTICE                          coverage section, give to the Company written notice as soon as practicable of any CLAIM made against any of them for a WRONGFUL ACT.

                                    If during the POLICY PERIOD or Extended Reporting Period (if exercised) an
                                    INSURED becomes aware of circumstances which could give rise to a CLAIM and gives written notice of such circumstance(s) to the Company, then any CLAIMS subsequently arising from such circumstances shall be considered to have been reported during the POLICY PERIOD or the Extended Reporting Period in which the circumstances were first reported to the Company.

Form 14-02-0951 (Ed. 1-92)                                         Page 5 of 10

[CHUBB LOGO]                   EXECUTIVE PROTECTION POLICY

REPORTING                           The INSUREDS shall, as a condition precedent to exercising their rights under this
AND NOTICE                          coverage section, give to the Company such information and cooperation as it
(continued)                         may reasonably require, including but not limited to a description of the CLAIM or circumstances,  the nature of the alleged potential damage, the names of actual or potential claimants, and  the manner in which the INSURED first became aware of the
                                    CLAIMS or circumstances.

DEFENSE AND                    11.  Subject to this Subsection, it shall be the duty of the INSURED PERSONS and not
SETTLEMENT                          the duty of the Company to defend CLAIMS made against the INSURED
                                    PERSONS.

                                    The INSUREDS agree not to settle any CLAIM, incur any DEFENSE COSTS or otherwise assume any contractual obligation or admit any liability with respect to any CLAIM without the Company's consent, which shall not be unreasonably withhold. The Company shall not be liable for any settlement, DEFENSE COSTS, assumed obligation or admission to which it has not consented.

                                    The Company shall have the right and shall be given the opportunity to effectively associate with the INSUREDS in the investigation, defense and settlement, including but not limited to the negotiation of a settlement, of any
                                    CLAIM that appears reasonably likely to be covered in whole or in part by this coverage section.

                                    The INSUREDS agree to provide the Company with all information, assistance and cooperation which the Company reasonably requests and agree that in the event of a CLAIM the INSUREDS will do nothing that may prejudice the Company's position or its potential or actual rights of recovery.

                                    DEFENSE COSTS shall be part of and not in addition to the Limits of Liability set forth in Item 2 of the Declarations for this coverage section, and the payment by the Company of DEFENSE COSTS reduces such Limits of Liability.


ALLOCATION                     12.  If both LOSS covered by this coverage section and loss not covered by this coverage section are incurred, either because a CLAIM against the INSURED PERSONS includes both covered and uncovered matters or because a claim is made against both an INSURED PERSON and others, including the
                                    INSURED ORGANIZATION, and/or the OUTSIDE ENTITY, the INSUREDS and the Company shall use their best efforts to agree upon a fair and proper allocation of such amount between covered LOSS and uncovered loss.

                                    IF the INSUREDS and the Company agree on an allocation of DEFENSE COSTS, the Company shall advance on a current basis DEFENSE COSTS allocated to covered LOSS.  If the INSUREDS and the
                                    Company cannot agree on an allocation:

                                    (a)    no presumption as to allocation shall exist in any arbitration, suit or other proceeding;

                                    (b)    the Company shall advance on a current basis DEFENSE COSTS which the Company believes to be covered under this coverage section until a different allocation is negotiated, arbitrated or judicially determined; and

                                    (c)    the Company, if requested by the INSUREDS, shall submit the dispute to binding arbitration.  The rules of the American Arbitration Association shall apply except with respect to the selection of the arbitration panel, which shall consist of one arbitrator selected by the INSUREDS, one arbitrator selected by the Company, and a third independent arbitrator selected by the first two arbitrators.

Form 14-02-0951 (Ed. 1-92)                                     Page 6 of 10

ALLOCATION                          Any negotiated, arbitrated or judicially determined allocation of DEFENSE COSTS
(continued)                         on account of a CLAIM shall be applied retroactively to all DEFENSE COSTS on account of such
                                    CLAIM, notwithstanding any prior advancement to the contrary.  Any allocation or advancement of DEFENSE COSTS on account of a CLAIM shall not apply to or create any presumption with respect to the allocation of other LOSS on account of such CLAIM.


OTHER INSURANCE                13.  If the OUTSIDE ENTITY maintains one or more insurance policies during the period
AND INDEMNITY                       a CLAIM otherwise covered by this coverage section is first made against an
                                    INSURED PERSON, then with respect to such CLAIM this coverage section shall be specifically excess of the amount of payment from such other insurance.

                                    If any LOSS arising from any CLAIM made against any INSURED PERSONS is insured under any other valid policy(ies), prior or current, or is indemnified by the
                                    OUTSIDE ENTITY or any other organization other than the INSURED
                                    ORGANIZATION, then this coverage section shall cover such LOSS, subject to its limitations, conditions, provisions and other terms, only to the extent that the amount of such LOSS is in excess of the amount of payment from such indemnity or other insurance whether such other insurance is stated to be primary, contributory, excess, contingent or otherwise, unless such other insurance is written only as specific excess insurance over the limits provided in this coverage section.

                                    The INSUREDS agree that they will use their best efforts to promptly enforce any rights of the INSURED PERSONS to indemnification by the OUTSIDE ENTITY or any other organization.


CHANGES IN
EXPOSURE

Acquisition or                 14.  If the INSURED ORGANIZATION (i) acquires securities or voting rights in another
Creation of                         organization or creates another organization, which as a result of such
Another Organization                acquisition or creation becomes a SUBSIDIARY, or (ii) acquires any organization by merger into or consolidation with an INSURED ORGANIZATION, such organization and its INSURED PERSONS shall be INSUREDS under this coverage section but only with respect to WRONGFUL ACTS committed, attempted, or allegedly committed or attempted, after such acquisition or creation unless the
                                    Company agrees, after presentation of a complete application and all appropriate information, to provide coverage by endorsement for WRONGFUL ACTS committed or attempted, or allegedly committed or attempted, by such INSURED PERSONS prior to such acquisition or creation.

                                    If the fair value of all cash, securities, assumed indebtedness and other consideration paid by the INSURED ORGANIZATION for any such acquisition or creation exceeds 10% of the total assets of the PARENT ORGANIZATION as reflected in the PARENT ORGANIZATION'S most recent audited consolidated financial statements, the PARENT ORGANIZATION shall give written notice of such acquisition to the Company as soon as practicable together with such information as the Company may require and shall pay any reasonable additional premium required by the Company.





Form 14-02-0951 (Ed. 1-92)                                       Page 7 of 10

[CHUBB LOGO]                   EXECUTIVE PROTECTION POLICY

CHANGES IN
EXPOSURE
(continued)

Acquisition of                 15.  If (i) the PARENT ORGANIZATION merges into or consolidates with another
Parent Organization                 organization, or (ii) another organization or person or group of organizations
by Another                          and/or persons acting in concert acquires securities or voting rights which result
Organization                        in ownership or voting control by the other organization(s) or person(s) of more than 50% of the outstanding securities representing the present right to vote for election of directors of the PARENT ORGANIZATION, coverage under this coverage section shall continue until termination of this coverage section, but only with respect to CLAIMS for WRONGFUL ACTS committed, attempted, or allegedly committed or attempted by INSURED PERSONS prior to such merger, consolidation or acquisition. The PARENT ORGANIZATION shall give written notice of such merger, consolidation or acquisition as soon as practicable, together with such information as the Company may require.


Cessation of                   16.  In the event an organization ceases to be a SUBSIDIARY before or after the
Subsidiaries                        Inception Date of this coverage section, coverage with respect to such
                                    SUBSIDIARY and its INSURED PERSONS shall continue until termination of this coverage section, but only with respect to CLAIMS for WRONGFUL ACTS committed, attempted or allegedly committed or attempted prior to the date such organization ceased to be a SUBSIDIARY.


SCOPE OF                       17.  The coverage under this coverage section shall not be construed under any
COVERAGE                            circumstance to extend to any OUTSIDE ENTITY or to any director, officer, trustee, governor or other executive or employee of any OUTSIDE ENTITY, other than the
                                    INSURED PERSON in his OUTSIDE DIRECTORSHIP.


REPRESENTATIONS                18.  In granting coverage to any one of the INSUREDS, the Company has relied upon
AND SEVERABILITY                    the declarations and statements in the written application for this coverage section and upon any declarations and statements in the original written application submitted to another insurer in respect of the prior coverage incepting as of the Continuity Date set forth in Item 9 of the Declarations for this coverage section. All such declarations and statements are the basis of such coverage and shall be considered as incorporated in and constituting part of this coverage section.

                                    Such written application(s) for coverage shall be construed as a separate application for coverage by each of the INSURED PERSONS. With respect to the declarations and statements contained in such written application(s) for coverage, no statement in the application or knowledge possessed by any
                                    INSURED PERSON shall be imputed to any other INSURED PERSON for the purpose of determining if coverage is available.




Form 14-02-0951 (Ed. 1-92)                                       Page 8 of 10

DEFINITIONS                    19.  When used in this coverage section:

                                    CLAIM means:

                                    (i)    a written demand for monetary damages,

                                    (ii)   a civil proceeding commenced by the service of a complaint or similar pleading,

                                    (iii)  a criminal proceeding commenced by a return of an indictment, or

                                    (iv)   a formal administrative or regulatory proceeding commenced by the filing of a notice of charges, formal investigative order or similar document,

                                    against any INSURED PERSON for a WRONGFUL ACT, including any appeal therefrom.

                                    DEFENSE COSTS means that part of LOSS consisting of reasonable costs, charges, fees (including but not limited to attorneys' fees and experts' fees) and expenses (other than regular or overtime wages, salaries or fees of the directors, officers or employees of the INSURED
                                    ORGANIZATION) incurred in defending or investigating CLAIMS, and the premium for appeal, attachment or similar bonds.

                                    FINANCIAL IMPAIRMENT means the status of the INSURED ORGANIZATION resulting from (i) the appointment by any state or federal official, agency or court of any receiver, conservator, liquidator, trustee, rehabilitator or similar official to take control of, supervise, manage or liquidate the INSURED ORGANIZATION, or (ii) the INSURED ORGANIZATION becoming a debtor in possession.

                                    INSUREDS, either in the singular or plural, means the INSURED ORGANIZATION and any INSURED
                                    PERSONS.

                                    INSURED ORGANIZATION means, collectively, those organizations designated in Item 5 of the
                                    Declarations for this coverage section.

                                    INSURED PERSONS, either in the singular or plural, means any one or more of those persons designated in Item 6 of the Declarations for this coverage section.

                                    INTERRELATED WRONGFUL ACTS means all causally connected WRONGFUL ACTS.

                                    LOSS means the total amount which any INSURED PERSON becomes legally obligated to pay on account of each CLAIM and for all CLAIMS in each POLICY PERIOD and the Extended Reporting Period, if exercised, made against them for WRONGFUL ACTS for which coverage applies, including, but not limited to, damages, judgments, settlements, costs and DEFENSE COSTS.

                                    LOSS does not include (i) any amount not indemnified by the INSURED ORGANIZATION for which the
                                    INSURED PERSON is absolved from payment by reason of any covenant, agreement or court order,
                                    (ii) fines or penalties imposed by law or the multiple portion of any multiplied damage award, or (iii) matters uninsurable under the law pursuant to which this coverage section is construed.

                                    NON-PROFIT OUTSIDE ENTITY means any non-profit corporation, community chest, fund or foundation that is not included in the definition of INSURED ORGANIZATION and that is exempt from federal income tax as an organization described in Section 501 (c) (3) of the Internal Revenue Code of
                                    1986, as amended.




Form 14-02-0951 (Ed. 1-92)                                          Page 9 of 10

[CHUBB LOGO]              EXECUTIVE PROTECTION POLICY

DEFINITIONS                    OUTSIDE DIRECTORSHIP means the position of director, officer, trustee, governor
(continued)                    or equivalent executive position held by any INSURED PERSON in an OUTSIDE ENTITY if service in such position was with the knowledge and consent or at the request of the INSURED ORGANIZATION.

                               OUTSIDE ENTITY means a NON-PROFIT OUTSIDE ENTITY or a SCHEDULED OUTSIDE ENTITY.

                               POLLUTANTS means any substance located anywhere in the world exhibiting any hazardous characteristics as defined by, or identified on a list of hazardous substances issued by, the United States
                               Environmental Protection Agency or a state, county, municipality or locality counterpart thereof.
                               Such substances shall include, without limitation, solids, liquids, gaseous or thermal irritants, contaminants or smoke, vapor, soot, fumes, acids, alkalis, chemicals or waste materials.  POLLUTANTS shall also mean any other air emission, odor, waste water, oil or oil products, infectious or medical waste, asbestos or asbestos products and any noise.

                               SCHEDULED OUTSIDE ENTITY means any organization listed in a Scheduled Outside Entity Endorsement to this policy.

                               SUBSIDIARY, either in the singular or plural, means any organization in which more than 50% of the outstanding securities or voting rights representing the present right to vote for election of directors is owned or controlled, directly or indirectly, in any combination, by one or more INSURED
                               ORGANIZATIONS.

                               WRONGFUL ACT means any error, misstatement, misleading statement, act, omission, neglect, or breach of duty committed, attempted, or allegedly committed or attempted, by an INSURED PERSON, individually or otherwise, in an OUTSIDE DIRECTORSHIP, or any matter claimed against him solely by reason of his serving in an OUTSIDE DIRECTORSHIP.





Form 14-02-0951 (Ed. 1-92)                                        Page 10 OF 10

[CHUBB LOGO]              EXECUTIVE PROTECTION POLICY

                                                                    ENDORSEMENT

Coverage Section: OUTSIDE DIRECTORSHIP     Company: FEDERAL INSURANCE COMPANY

Effective date of                          Endorsement No: 1
this endorsement: AUGUST 11, 1994

                                           To be attached to and form part of
                                           Policy No. 8103-53-79-F


Issued to:  LIZ CLAIBORNE, INC.




With respect to the following INSURED PERSONS serving in an OUTSIDE DIRECTORSHIP in the following respective
OUTSIDE ENTITIES:

          Insured Person                                Outside Entity
          --------------                                --------------
            Harvey Falk                     Amity Dyeing & Finishing Partnership
         Samuel M. Miller                   Amity Dyeing & Finishing Partnership
         Jack Listanowski                   Amity Dyeing & Finishing Partnership

It is agreed:

1.     Insuring Clause 2 of this coverage section is deleted in its entirety.

2.     The Company shall not be liable for LOSS:

       (a) which is indemnified by the INSURED ORGANIZATION, or

       (b) which but for this endorsement would be subject to the Insuring Clause 2 deductible pursuant to subsection 9 of this coverage section.


ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.


                                                  /s/ JOHN S. BAIN
                                              -------------------------
                                              Authorized Representative

                                                  September 7, 1994
                                              -------------------------
                                                        Date




Page 1 Last page
Form 14-02-0961 (Rev. 1-92)

[CHUBB LOGO]              EXECUTIVE PROTECTION POLICY

                                                                    ENDORSEMENT

Coverage Section: OUTSIDE DIRECTORSHIP   Company: FEDERAL INSURANCE COMPANY

Effective date of                        Endorsement No: 2
this endorsement: AUGUST 11, 1994

                                         To be attached to and form part of
                                         Policy No. 8103-53-79-F

Issued to:  LIZ CLAIBORNE, INC.


With respect to the following INSURED PERSONS serving in an OUTSIDE DIRECTORSHIP in the following respective
OUTSIDE ENTITIES:

Insured Person             Outside Entity                         Prior Acts Date
--------------             --------------                         ---------------

Harvey Falk               Amity Dyeing & Finishing                September 26, 1991
                             Partnership

Samuel M. Miller          Amity Dyeing & Finishing                September 26, 1991
                             Partnership

Jack Listanowski          Amity Dyeing & Finishing                September 26, 1991
                             Partnership

it is agreed the Company shall not be liable for LOSS on account of any CLAIM made against any such INSURED PERSON based upon, arising from, or in consequence of any WRONGFUL ACT, including INTERRELATED WRONGFUL ACTS, committed, attempted or allegedly committed or attempted in whole or in part before the respective Prior Acts Date set forth above.


ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.


                                                         /s/ JOHN S. BAIN
                                                     -------------------------
                                                     Authorized Representative

                                                         September 7, 1994
                                                     -------------------------
                                                                Date





Page 1 Last page
Form 14-02-0961 (Rev. 1-92)

[CHUBB LOGO]              EXECUTIVE PROTECTION POLICY

                                                                    ENDORSEMENT
Coverage Section: General Terms         Company:  Federal Insurance Company


Effective Date of                       Endorsement No.:  2
this endorsement:  June 11, 1994
                                        To be attached to and form part of
                                        Policy No.:  8103-53-79-E

Issued to:  Liz Claiborne, Inc.




It is agreed that coverage is continued under this policy and that Item 2 of the Declarations is amended to in its entirety read as follows:


POLICY PERIOD:        From 12:01 A.M. on June 11, 1993 To 12:01 A.M. August 11,
                      1994 Local time at the address shown in Item 1.




ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.





                                               By:
                                                      -----------------------
                                                      Authorized Employee

                                               Date:  September 12, 1994
                                                      -----------------------




kf-0912.13